 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 6, 2007

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 6, 2007, Analysts International Corporation, a Minnesota corporation (the “Company”), reported earnings for its third quarter ended on September 29, 2007.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference as if fully set forth herein.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On November 6, 2007, the Company is holding a conference call in which management will deliver prepared remarks concerning the Company’s financial results for the third quarter ended on September 29, 2007.  The full text of the prepared remarks to be delivered during the conference call is furnished as Exhibit 99.2 to this Current Report.  Instructions for listening to the conference call or its replay are set forth in the Company’s press release issued on November 5, 2007 and furnished as Exhibit 99.1 to this Current Report and is incorporated by reference as if fully set forth herein.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The Transcript of the prepared remarks for the Company’s November 6, 2007 earnings conference call contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in the prepared remarks for the conference call by the Company, its interim President and CEO, Michael LaVelle, its President and CEO, Elmer Baldwin, and its CFO, David Steichen, regarding:  (i) returning the Company to sustainable profitability and growth in general or by the first quarter of fiscal year 2008; (ii) our expectation to continue to improve operating results by, including but not limited to, decreasing our SG&A costs, cessation of further decline in the gross margins in our largest accounts, improving our overall gross margin and exiting certain areas of our business while expanding others; (iii) our expectation that through fiscal year 2007 our product revenue will remain at historically high levels and that our product sales pipeline will remain strong; (iv) our belief that our relationship with key technology partners will remain strong; (vi) our plan to continue to invest in growth opportunities; (vii) our beliefs about our working capital needs and sufficiency; (viii) our intent to increase our number of mid-market clients by expanding geographically and by strengthening our relationships with our best technology partners; and (ix) our intent to enter into areas of new technology are forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which the Company, Mr. LaVelle, Mr. Baldwin or Mr. Steichen expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:  (i) the market conditions in the IT services industry, including intense competition for billable technical personnel at competitive rates and strong pricing pressures from many of our largest clients; (ii) difficulty in identifying, attracting and retaining qualified technical personnel and its continued impact on our ability to grow our business; (iii) our ability to effectively reduce employee-related costs and the possibility that reducing employee-related costs may limit our ability to retain or attract consultants; (iv) our ability to respond to client needs in a cost-controlled environment and the possibility that we may not be able to continue reducing costs if it affects our ability to deliver timely services or otherwise respond to customer needs or requirements; (v) significant rapid growth in or a significant loss in our business, or significant lengthening of payment terms with a major client that creates a need for additional working capital; (vi) significant changes, reductions in or loss of a contract or relationship with a major client or key technology partner; (vii) the extent to which our investment and performance improvement initiatives are successful; (viii) lack of success with our strategy for capturing any growth opportunities, including geographic expansion or expansion of more desirable areas of our business or exiting less desirable areas of the business in a timely manner; (ix) our ability to capitalize on clients needs in areas of new technology; and (x) and other economic, business, competitive and/or regulatory factors affecting the Company’s business generally, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K.  All forward-looking statements included in the conference call are based on information available to the Company on the date of the earnings conference call.  The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in the conference call to reflect events or circumstances after the date of the conference call or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1
Press release entitled “Analysts International Reports Q3 2007 Results; Newly-Appointed President and CEO to Focus on Profitability and Performance” issued by Analysts International on November 5, 2007.

99.2	Transcript of prepared remarks for Analysts International Corporation’s earnings conference call held on November 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 6, 2007	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1
Press release entitled “Analysts International Reports Q3 2007 Results; Newly-Appointed President and CEO to Focus on Profitability and Performance” issued by Analysts International on November 5, 2007.

99.2	Transcript of prepared remarks for Analysts International’s earnings conference call held on November 6, 2007.